UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 1, 2003

PARK PLACE ENTERTAINMENT CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-14573	88-0400631
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3930 Howard Hughes Parkway Las Vegas, Nevada 89109
(Address of principal executive offices, including zip code)

(702) 699-5000
(Registrant’s telephone number, including area code)

Item 7.  Financial Statements and Exhibits

(c)           Exhibits

99.1                           Press Release of Park Place Entertainment Corporation, dated May 1, 2003.

Item 9.  Regulation FD Disclosure

The following information is furnished pursuant to Item 9, "Regulation FD Disclosure " and Item 12, "Disclosure of Results of Operations and Financial Condition."

On May 1, 2003, the Registrant issued a press release containing its financial results for the quarter ended March 31, 2003.  A copy of the press release is attached hereto as Exhibit 99.1

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARK PLACE ENTERTAINMENT CORPORATION

	By:	/s/ Harry C. Hagerty, III
		Name:	Harry C. Hagerty, III
		Title:	Executive Vice President and Chief Financial Officer
Dated: May 1, 2003